UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022
LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963		20-3717839
(State or other jurisdictions of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

4707 Executive Drive,	San Diego,	California	92121
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:

(800)	877-7210
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2022 annual meeting of stockholders (the “Annual Meeting”) on May 18, 2022. The stockholders of the Company considered and acted upon the following proposals at the Annual Meeting:

1. Election of Directors. By the vote reported below, the stockholders elected the following nine nominees to serve as directors of the Company for a term to end at the 2023 annual meeting of stockholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dan H. Arnold	72,575,254	144,136	9,762	2,436,120
Edward C. Bernard	72,449,626	225,428	54,098	2,436,120
H. Paulett Eberhart	71,577,222	1,098,558	53,372	2,436,120
William F. Glavin, Jr.	72,020,390	656,341	52,421	2,436,120
Allison H. Mnookin	72,117,190	561,174	50,788	2,436,120
Anne M. Mulcahy	70,708,682	1,968,624	51,846	2,436,120
James S. Putnam	70,336,853	2,381,927	10,372	2,436,120
Richard P. Schifter	69,463,178	3,251,884	14,090	2,436,120
Corey E. Thomas	67,451,756	5,221,952	55,444	2,436,120

2. Ratification of the Appointment of Deloitte & Touche LLP. The stockholders ratified the appointment of Deloitte & Touche LLP by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the current fiscal year. 73,139,328 shares voted for the proposal; 2,000,483 shares voted against the proposal; and 25,461 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

3. Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2022 relating to the Annual Meeting. 71,210,875 shares voted for the proposal; 1,428,031 shares voted against the proposal; and 90,246 shares abstained from voting on the proposal. There were 2,436,120 broker non-votes on the proposal.

Item 8.01	Other Events.
On May 18, 2022, the Company’s board of directors declared a cash dividend of $0.25 per share on the Company's outstanding common stock to be paid on June 24, 2022 to all stockholders of record on June 9, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Gregory M. Woods
Name: Gregory M. Woods
Title: Secretary

Dated: May 18, 2022